UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2012

Smith & Wesson Holding Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts 01104

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 331-0852

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 8, 2012 discussing our third quarter fiscal 2012 financial results. The disclosure provided in Item 7.01 of this Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Report on Form 8-K in connection with the disclosure of information during a conference call and webcast on March 8, 2012 discussing our third quarter fiscal 2012 financial results. The transcript of the conference call and webcast is included as Exhibit 99.1 to this Report on Form 8-K.

The information in this Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

The text included with this Report on Form 8-K and the replay of the conference call and webcast on March 8, 2012 is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding raising our fiscal 2012 full year revenue guidance; our expectation that we will launch a new handgun at the NRA show in April 2012; the outcome of the marketing effort of our real estate in New Hampshire to a number of interested parties; our success in meeting our long-term objectives; our belief that we have moved toward a resolution phase of the civil matters with the DOJ and SEC; our belief that we will tap into our line of credit in the near term, especially as we do not expect to make an acquisition; our expectation that our capital expenditures will increase in the next fiscal year; our belief that our strategy relating to our professional channel will support growth in our consumer channel; our belief that new products are important to us and we continue to maintain a robust new product pipeline; the success of our product strategy to balance growth from new products with growth from our existing high value product portfolio, particularly our M&P pistols and modern sporting rifles, where we see opportunities for growth and market share gains; our expectation that we will continue to work closely with our customers to anticipate orders for a rolling 12-month period; our expectation that we will continue to take operational steps to address the backlog that exceeds our current capacity; our plan to add incremental capacity in the fourth quarter of fiscal 2012, including adding new equipment, refining our own processes, and working with key suppliers who are providing us with critical components; the success of our long-term business model, which covers the next three to five year time frame, and aims for gross margins in the mid-30 percent range and operating margins in the high teens; our belief that our brand strength, diversified end markets, and broad product and brand portfolio can allow us to capitalize on recent market strength, while retaining capacity flexibility; our intention to continue our outreach with current and prospective stockholders; our outlook for sales and gross profit margin for the fourth quarter of fiscal 2012; our belief that we will sell nearly all products we can produce in the fourth quarter of fiscal 2012; out outlook for operating expenses and our tax rate for fourth quarter of fiscal 2012; our outlook for sales, growth, gross profit margin, operating expenses, and our tax rate for full-year fiscal 2012; our outlook for share count for the fourth quarter and full-year fiscal 2012; our expectation regarding future costs relating to the DOJ and SEC matters; our expectation regarding outsourced components in the fourth quarter of fiscal 2012, including the impact on capital expenditures, costs, and absorption; our expectation regarding the planned deferral of capital expenditures for the fourth quarter of fiscal 2012; our plan not to overheat in terms of levels of activity and operations; our expectation to wait until fall or early spring next year regarding future needs, debt retirement, share repurchases, or saving cash; our strategic focus on our M&P platform and our intention to make sure that is sufficiently resourced; our belief that the concealed carry personal protection trend is exceptionally strong and that our portfolio of products lends itself to growth in that area; our belief that we are in a very strong position to continue to grow; our intention to leverage the adoption of the M&P by the professional community in the consumer channel; our belief that we will be in a position when we launch our new Shield product to have inventory to start to take orders; our expectation regarding spending working capital on our security solutions business in the fourth quarter of fiscal 2012; our expectation that our security solutions business will be cash flow neutral in the second half of fiscal 2012; the outcome of the sales process for our security solutions business, which we anticipate may be completed by the summertime; our high level of confidence following the consolidation of Thompson Center operations into our Springfield, Massachusetts facility; and our expectations to attend the NRA Show in St. Louis in April 2012 and the Roth investor conference in Laguna, California in March 2012. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions, and consumer spending patterns; the potential for increased gun control; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; the success of the divestiture of our security solutions business and its effects on our core firearm business; and other risks detailed from time to time in our reports filed with the SEC, including our Form 10-K Report for the fiscal year ended April 30, 2011.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

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Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Exhibits

99.1	Transcript of conference call and webcast conducted on March 8, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: March 8, 2012	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, Secretary, and Treasurer

EXHIBIT INDEX

99.1	Transcript of conference call and webcast conducted on March 8, 2012.